CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation of our report dated November 17, 1999 included in this Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 33-17896.









                                               /S/  ARTHUR ANDERSEN LLP
                                               -------------------------
                                               ARTHUR ANDERSEN LLP






Las Vegas, Nevada
December 27, 1999